Exhibit 99.1

HELMERICH & PAYNE, INC. Scotia Howard Weil 47th Annual Energy Conference March 25-26, 2019 Data as of 1/29/2019 unless otherwise noted.

Forward-Looking Statements Forward Looking Statements This presentation contains forward-looking statements within the meaning of the securities laws. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words or variation of words such as "expect," "look forward to," "anticipate" "intend," "plan," "believe," "seek," "estimate," "will," "project" or words of similar meaning or other similar expressions. Forward-looking statements provide management's current expectations or predictions of future conditions, events or results. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future are forward-looking statements. They may include estimates of revenues, market share, income, effective tax rate, earnings per share, cost savings, capital expenditures, dividends, share repurchases, liquidity, capital structure or other financial items, descriptions of management's plans or objectives for future operations, products or services, or descriptions of assumptions underlying any of the above. All forward-looking statements speak only as of the date they are made and reflect the company's good faith beliefs, assumptions and expectations, but they are not guarantees of future performance or events. Furthermore, the company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions, factors, or expectations, new information, data or methods, future events or other changes, except as required by law. By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to a variety of economic, competitive and regulatory factors, many of which are beyond the company's control, that are described in our Annual Report on Form 10-K for the fiscal year ended September 30, 2018 in the sections entitled "Risk Factors“ and “Management’s Discussion & Analysis of Financial Condition and Results of Operations” and additional factors we may describe from time to time in other filings with the Securities and Exchange Commission. You may get such filings for free at our website at https://www.hpinc.com/. You should understand that it is not possible to predict or identify all such factors and, consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties. Market and Industry Data The data included in this presentation regarding the oil field services industry, including trends in the market and the company's position and the position of its competitors within this industry, are based on the company's estimates, which have been derived from management's knowledge and experience in the industry, and information obtained from customers, trade and business organizations, internal research, publicly-available information, industry publications and surveys and other contacts in the industry. The company has also cited information compiled by industry publications, governmental agencies and publicly-available sources. Although the company believes these third-party sources to be reliable, it has not independently verified the data obtained from these sources and it cannot assure you of the accuracy or completeness of the data. Estimates of market size and relative positions in a market are difficult to develop and inherently uncertain and the company cannot assure you that it is accurate. Accordingly, you should not place undue weight on the industry and market share data presented in this presentation.

Helmerich & Payne, Inc.

H&P Investment Thesis Industry Leader in U.S. Land Drilling FlexRig® Fleet Poised for Continued Market Share Gains Most Capable and Uniform Fleet Outperformed OSX in 8 Out of Last 10* Years Consistent Operational Excellence (Safety, Customer Satisfaction, Reliability) Financial Position and Strength Technology and Innovation Leader Financial Discipline Invest capital wisely Returns above cost of capital Investments in Super-SpecTM FlexRig upgrades very attractive Maintain flexible balance sheet Return cash to shareholders $1.6 billion in term revenue backlog; over 60% of fleet on term contracts Dividend 47 Years of Increasing Dividends Strong Yield * Source: Bloomberg, based on annual performance of H&P stock compared to the annual performance of the OSX index.

H&P Today Founded in 1920, H&P is the industry’s most trusted drilling partner. Committed to operational excellence and conservative financial discipline, H&P is the recognized industry leader in drilling as well as technological innovation. We are a global drilling company based in Tulsa, OK with operations in all major U.S. onshore basins as well as in South America and the Middle East H&P operates in 4 segments (% of Revenue): Our unique integrated business model (designing, building/upgrading and operating fleet) provides the best value solution for customers Software acquisitions provide improved wellbore quality and accuracy to meet the challenges of more complex wells Debt-to-cap ~ 10%; Dividend yld ~ 5% U.S. Land - 84%; market leader, poised for continued growth International Land - 9%; opportunistic growth Offshore - 5%; cash flow generator H&P Technology - 1%; enhancing value proposition, early growth stage

Why H&P? U.S. Land industry leader with dominant position poised for future gains Important to be adaptable in volatile markets Rig release notifications from the beginning of the year have moderated supporting the activity outlook Expect rig count to trough late March/early April timeframe Stock performance supported by operational excellence, financial strength and technological innovations Wellbore quality and placement software suite continues to push automation frontier Fiscal discipline leads to superior returns, strong balance sheet and ability to return cash to shareholders H&P responded to market volatility and reduced budgeted capex by more than 20% Commitment to dividend with a superior yield relative to peers and the S&P 500 average

Wellbore Quality & Accuracy Extracting Higher Value from Shale Assets Motive and MagVAR acquisitions create a powerful platform and compelling value opportunity for E&P companies Offers flexibility for E&Ps to select best technology regardless of drilling contractor Brings new level of accuracy to directional drilling Priced separately from rig dayrate Motive software enables drilling of higher quality wellbores with a scalable, repeatable, data driven platform approach MagVAR software increases surveying accuracy by 50-60%, increases horizontal well economics while reducing risk Motive and MagVAR remain available to all E&P operators and directional drilling service providers regardless of which drilling rig contractor is used H&P Technologies segment created to manage, promote and commercialize new offerings as well as to develop next innovations in Value Driven AutomationTM

Wellbore Quality

MOTIVE Drilling Technologies Motive is the industry leader in the use of cognitive computing software to guide the directional drilling process. The Motive Bit Guidance System™ is a directional drilling automation platform. It is a completely new method for steering the drillbit in horizontal and extended reach wells. Drills with a higher degree of factory-like consistency by using task automation and providing turn by turn instructions Drills better wells more efficiently by using all available data in real-time; providing performance feedback and real-time improvements Improves hydrocarbon production potential through better accuracy and less tortuous wellbores Provides post-well analysis of computations for continuous performance improvement Reduces lifting costs by delivering straighter wellbores

Wellbore Quality Standardization and Repeatability Which lumber would you use to build your house? Fixing tortuosity is expensive and time consuming . (A) Industry should strive to manufacture horizontal wellbores like the (A) wood pile, the highest quality and accurately placed. Why does it accept (B) today? (B) You can fix a wall with time and effort but you cannot straighten a well once drilled and the costs show up in completions and production for the life of the well.

Wellbore Quality = Higher E&P Returns Source: Society of Petroleum Engineers “Tortuosity values for horizontal, curve and vertical sections are calculated from about 2400 publicly available directional surveys for a basin in the US. The study uses data from hundreds of these wells to reveal correlations of tortuosity with drilling and completion NPT and correlations with production values in one out of three reservoir layers analyzed in this work.” Conclusion: Tortuosity adds cost to the drilling process and does permanent damage to the ROI of a given well.

Planned Trajectory Actual Result Traditional Directional Drilling Challenges Status Quo: Well Design Difficult to Achieve Poor drilling accuracy Missed targets/pay zones Inconsistent Drilling Practices Increased tortuosity, poor hole quality, low rate of penetration and completion issues Downhole Tool Failures Human Made Drilling Decisions Directional driller errors Elevated Lifting Costs Lower returns

Science Based Decision Making Planned Trajectory MOTIVE Result Motive Results (Performance Focused): Improved Accuracy – Well Drilled to Plan Hitting target and more time in pay zone Consistent Drilling Practices Decreased tortuosity, better hole quality, less drilling time and smoother completion Fewer Tool Failures Eliminates Human Error Converting Art to Science Decreased Lifting Costs Improved returns

Bit Guidance System Key Components Target Zone Convergence Planner Millions of potential options are considered by Bit Guidance System to find the optimal, most economic convergence back to the well plan Convergence considers costs associated with: Drilling speed Risk associated with tortuosity Lost production potential Value Driven Decision Making

MOTIVE Bit Guidance System Motive has commercially drilled over 12 million feet on over 800 wells across all of the major U.S. shale plays and Canada Motive has been issued 19 U.S. Patents Today Motive operates on both H&P FlexRigs and competitor rigs The Bit Guidance System converts directional drilling Art to Science

Path Towards Automation Source: Company Using the autonomous car analogy, H&P with its new AutoSlide functionality is entering level 4 out of the 5 levels, where there is still a driver but he is not required to touch the steering wheel except in rare occasions. Motive AutoSlideSM

AutoSlide

The Next Evolutionary Step in Drilling Automation

- Standardizes highest quality well paths by providing automated and optimized slide execution with no human dependency
- Searches for optimal parameters in real-time to increase ROP and accuracy
- Adapts to different downhole formations and tools dynamically
- Uses machine learning and automation to interface with **FlexRig** control systems to perform slide drilling automatically via computer control (vs. traditional human control)
- Follows instructions provided by **Motive's Bit Guidance System**


Speeding
Steering
Config
On Bottom
Current Toolface vs Target Toolface
Target TF
2.09
TF Score
87.00
0.06
9.18
55.95
94.30

Coupling the acquisitions of Motive and MagVAR with H&P's FlexRig digital platform and R&D effort leads to a transformative drilling process for our Customers. Our new AutoSlide technology is yet another step forward in our Value Driven Automation strategy.

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Motive Bit Guidance tells the automation system where, when and how far to slide and controls the FlexRig through the slide. FlexRig Operating System with AutoSlide Source: Company video

H&P FlexRig AutoSlide

- Currently outperforming very experienced directional drillers
  - Less overall time to drill the curve
  - Improved tool face precision
- While the Motive Bit Guidance System can be used on all rigs, AutoSlide is only available with FlexRigs today
- AutoSlide has been running on H&P FlexRigs in the Midland Basin over the past year; beta testing complete
- One button sliding functionality: User will simply press a button and the automation system will take over and control the top drive
  - Parameters simultaneously controlled; WOB, DIFF, ROP, Spindle
- AutoSlide now commercial; replaces directional drillers that costs E&Ps ~$2,000/day and provides more consistency and better quality wellbores


University 10-3 30 103HB
Plan #1
Complete
MD 14206.1'
INC 89.85°
AZ 1.07°
TVD 8440.5'
EW 292.4'
NS 6350.2'
Well Comp Start
Nearby Wells
walk 0.55 build 0.40
@ 53.97°
MD : 14206.1'
8.6' Lo : 10.6' Lt
DLS 2.45
Exit

WOB = Weight on Bit
DIFF = Differential pressure which is the pressure drop that can be equated to work being done to turn the drill bit
ROP = Rate of Penetration
Spindle = Rotating shaft on the top drive that rotates the drill string

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Wellbore Accuracy

Magnetic Variation Services MagVAR is a leading software provider of measurement while drilling (“MWD”) geomagnetic referencing and survey quality management MagVAR’s services: Correct for MWD measurement errors Align drilling objectives to prevent well interference with asset objectives of placing wells in optimal position Reduces the uncertainty of well positioning Pay zone illustration courtesy of Pioneer Natural Resources Unconventional Drilling – Why Surveying Accuracy Matters

Wellbore Placement Optimal Spacing Drives Life of Well Production The path can be as important as the destination The industry is leaving hydrocarbons behind! Reported Actual MagVAR has developed a complete well placement solution that enables highly accurate wellbore placement

Wellbore Accuracy = Higher E&P Returns Conclusion: E&P industry needs accurate wellbore placement to ensure optimal spacing and enhanced returns. Optimal Spacing Drives Life of Well Production “For wells spaced 375 feet apart, the interference could cause a 28% loss in production over the well’s life, compared with wells spaced 600 feet apart. For wells spaced 275 feet it could be as much as 40%, according to the study. In some cases, water and chemicals used to frack a child well could flood the parent through connected fractures, significantly impacting oil production in the older well.” Source: Wall Street Journal March 3, 2019

Optimized Wellbore Placement Reservoir: Directly impacts well performance by increasing stimulate reservoir volume; optimal drainage, more frac wings Completions: improving hydraulic communication Geology: better mapping improves prospectivity Regulatory: greater confidence wells are within boundaries Drilling: reduced collision risk for future in-fill drilling Improved performance (enhanced returns): Reserve adds Recovery factor Production Lower F&D/boe Pay zone illustration courtesy of Pioneer Natural Resources With MagVAR Optimal Spacing Without MagVAR Survey Error Leads to Inaccuracy Frac Collisions Stranded Hydrocarbon Why is Wellbore Placement Critical?

Positional Uncertainties 3D Ellipsoids given for 95% confidence = 2.79 sigma Error model: ISCWSA OWSG Rev-1 Well Orientation Lateral Length MWD MWD+IFR1 MWD+IFR1+MS (ft) (ft) (ft) (ft) Eastward 11000 345 289 (-16%) 145 (-58%)* Southeastward 11000 300 233 (-22%) 134 (-55%) Southward 11000 229 131 (-43%) 117 (-49%) TVD MWD MWD+SAG 10600 ft 119 ft 71 ft (-40%) Vertical Uncertainty at TD Lateral Uncertainty at TD for West Texas *With limitations Where Is Your Wellbore? Reducing Ellipse of Uncertainty If you plan this Why should you expect this? MWD = Measurement While Drilling IFR = In-Field Referencing MS = Multi-Station Source: Company Data

MagVAR Survey Correction MagVAR high accuracy modeling of the Earth’s crustal magnetic field significantly improves MWD accuracy Reduces the cost and risks associated with positional uncertainty, which include: Reduced oil recovery Well interference Frac hits Poor geological models Real-time center serving active horizontal rigs in North America Utilized by almost 60 E&P companies Rig count using MagVAR survey correction has increased by over 50% in the past year Corrected almost 8,500 wells Pay zone illustration courtesy of Pioneer Natural Resources

Wellbore Quality & Accuracy

MOTIVE DRILLING TECHNOLOGIES

- **Motive** uses cognitive computing software to drill higher **quality** wellbores
- Wellbore quality is standardized and repeatable resulting in higher economic returns for E&P customers
- Converts directional drilling **Art to Science**

AutoSlide℠

- The next evolutionary step in drilling automation that is scalable on **H&P FlexRigs**
- Outperforms experienced directional drillers with higher repeatability, performance and improved precision for slide execution
- Enhances E&P customer returns

MagVAR

- **MagVAR** software enables highly accurate wellbore placement that drives higher life of well production
- Reduces ellipse of uncertainty providing for optimal well spacing
- Increases reservoir economics while reducing risks

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H&P Value Creation H&P is the industry leader in U.S. land drilling with the most capable, uniform rig fleet H&P’s uniform FlexRig fleet creates adaptive environment to reach maximum efficiency People – crew training, safety Equipment – standardized parts and supplies Technology – FlexRig operating system provides a digital platform Investments in leading technological software-based solutions provide value to customers Motive – wellbore quality MagVAR – wellbore placement/accuracy AutoSlide – drilling automation

Thank you for your interest in H&P. Our stock is traded on the NYSE, ticker symbol - HP For more information please visit our website at www.hpinc.com or contact: Dave Wilson, CFA, CPA Director of Investor Relations 918-588-5190, investor.relations@hpinc.com Helmerich & Payne, Inc.